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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                        FIRST AMENDMENT TO CURRENT REPORT
                        PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 11, 1998

                       Commission file number: 33-28514-A
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                         BRYAN BANCORP OF GEORGIA, INC.
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             (Exact name of registrant as specified in its charter)

           Georgia                                   58-1861820
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   (State or other jurisdiction of               (IRS Employer
   incorporation or organization)                Identification No.)

                 9971 Ford Avenue, Richmond Hill, Georgia 31324
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               (Address of principal executive offices) (Zip Code)

                                 (912) 756-4444
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)



ITEMS ONE, TWO, THREE, FOUR, FIVE AND SIX NOT APPLICABLE.


ITEM SEVEN.  FINANCIAL STATEMENTS AND EXHIBITS.

On February 26, 1998, Bryan Bancorp of Georgia, Inc.("Registrant") filed a Form 8-K, and represented therein that it would file an amendment for the purpose of attaching the following exhibit, which it does hereby.

         (2) Agreement of Merger by and between Savannah Bancorp, Inc. and Registrant, together with exhibits one through five thereto.


ITEMS EIGHT AND NINE NOT APPLICABLE.


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934,  Registrant
has duly caused this First Amendment to Form 8-K, filed February 26, 1998, to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BRYAN BANCORP OF GEORGIA, INC.


                                         BY: /S/ E. James Burnsed
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                                         E. JAMES BURNSED, President
Date:  2/27/98
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